Benefit Plans And Obligations For Termination Indemnity (Effect Of A 1% Change In The Health Care Cost Trend Rate) (Details) $ in Thousands	12 Months Ended
Dec. 31, 2016 USD ($)
Defined Benefit Pension Plans and Defined Benefit Postretirement Plans Disclosure [Abstract]
Net periodic benefit cost, 1% increase	$ 13
Net periodic benefit cost, 1% decrease	(11)
Benefit obligation, 1% increase	141
Benefit obligation, 1% decrease	$ (127)